                                 GAMESTOP CORP.
                               2001 INCENTIVE PLAN

                  GAMESTOP CORP., a Delaware corporation (the "Company"), hereby establishes and adopts the following 2001 Incentive Plan (the "Plan").

                                    RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company or any parent, subsidiary or affiliate of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as officers, employees, consultants, advisors and/or directors of the Company and its parent, subsidiaries and affiliates by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of options to purchase shares ("Options"), grants of share appreciation rights, grants of Share Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined), or any other award made under the Plan to those persons (each such person a "Participant") whose judgment, initiative and efforts are, have been, or are expected to be responsible for the success of the Company or any parent, subsidiary or affiliate of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.

                               PURPOSE OF THE PLAN

                  1.1. Purpose. The purpose of the Plan is to assist the Company or any parent, subsidiary or affiliate of the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors, and employees of the Company or any parent, subsidiary or affiliate of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company's Class A Common Stock, par value $.01 per share (the "Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the terms "subsidiary" and "parent" shall mean "subsidiary corporation" and "parent corporation," respectively, as such terms are defined in sections 424(f) and 424(e) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall include a grant of an Option, a grant of a share appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

                                   ARTICLE 2.

                            SHARES SUBJECT TO AWARDS

                  2.1. Number of Shares. Subject to the adjustment provisions of
Section 9.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, Share Purchase Awards, Restricted Share Awards or any other award under the Plan shall not exceed 15,000,000 Shares. No Options to purchase fractional Shares shall be granted and no fractional shares shall be issued under the Plan. For purposes of this
Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

                  (1) issued or issuable pursuant to Options that have been or may be exercised;

                  (2) issued or issuable pursuant to Share Purchase Awards;

                  (3) issued as, or subject to issuance as a Restricted Share Award; and

                  (4) issued or issuable under any other award granted under the terms of the Plan.

                  2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan, other than grants of Options intended to qualify as incentive stock options. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

                  2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

                  2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 9.9 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year of the Company shall be 4,500,000 Shares (the "Limitation"). If an Option is canceled, the canceled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a share appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or share appreciation right) and a grant of a new Option (or share appreciation right) for purposes of the Limitation for that fiscal year.

                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

                  3.1. Awards to Employees, Directors and Others. (a) Participants who receive Options under Articles 4 and 6 hereof (including share appreciation rights under Article 5) ("Optionees"), Share Purchase Awards under
Article 7 or Restricted Share Awards or other Share- based awards under Article 8 (in either case, a "Participant") shall consist of such key officers, employees, consultants, advisors and directors of the Company or any parent, subsidiary or affiliate of the Company as the Committee (hereinafter defined) shall select from time to time. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

                           (b) No Option that is intended to qualify as an
"incentive stock option" may be granted (x) to any individual that is not an employee of the Company or any parent, subsidiary or affiliate thereof, or (y) to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any parent, subsidiary or affiliate of the Company, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

                  3.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

                           Any Award to a member of the Committee shall be on
terms consistent with Awards made to other Directors who are not members of the Committee and who are not employees, except where the Award is approved or ratified by the Compensation Committee (excluding persons who are also members of the Committee) of the Board of Directors of the Company.

                           (b) The Committee is authorized, subject to the
provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Awards pertaining to a "change of control" of the Company and to amend or modify existing Awards.

                           (c) Subject to the provisions of the Plan, the
Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and any Award thereunder and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and Plan participants and beneficiaries.

                  3.3. Designation of Consultants/Liability. (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                           (b) The Committee may employ such legal counsel,
consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.3(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE 4.

                                     OPTIONS

                  4.1. Grant of Options. The Committee shall determine, within the limitations of the Plan, those key officers, employees, consultants, advisors and Directors of the Company or any parent, subsidiary or affiliate of the Company to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option, the option price and other terms of each such Option, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; provided, however, that Options granted to employees of an affiliate (that is not also a parent or a subsidiary) or to non-employees of the Com pany may only be "nonqualified stock options."

                  All Options granted pursuant to this Article 4 and Article 6 herein shall be authorized by the Committee and shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options that are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. The granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this
Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

                  4.2. Option Price. (a) Subject to Section 3.1(b), the option exercise price per each Share purchasable under any "incentive stock option" granted pursuant to this Article 4, any "non qualified stock option" granted pursuant to Article 6 herein, or Options intended to be performance- based compensation under Section 162(m) of the Code shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option.

                           (b) The option price per share of each Share
purchasable under any "nonqualified stock option" that is not intended to be performance-based compensation under Section 162(m) of the Code and is granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option.

                  4.3. Conditions. Certain Options to be granted under the Plan (the "Replacement Options") are intended to provide Optionees with Options that are the economic equivalent of options received by such Optionees between December 5, 2000 and the date of the adoption of this Plan from

GameStop, Inc. to purchase shares of Class B Common Stock of GameStop, Inc. (collectively, the "Prior Options"). Any Replacement Option shall be in lieu of, and shall replace in its entirety, the equivalent Prior Option, which Prior Option shall be null and void and of no further force or effect, and any Share Option Agreement granting any Replacement Option shall so provide.

                  4.4. Other Provisions. Options granted pursuant to this
Article 4 shall be made in accordance with the terms and provisions of Article 9 hereof and any other applicable terms and provisions of the Plan.


                                   ARTICLE 5.

                            SHARE APPRECIATION RIGHTS

                  5.1. Grant and Exercise. Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "share appreciation right" is a right to receive cash or whole Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

                  5.2. Terms and Conditions. Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (a) Share appreciation rights shall be exercisable
                  only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

                           (b) Upon the exercise of a share appreciation right,
                  a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares (unless otherwise provided in the agreement governing the share appreciation right). Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

                           (c) Upon the exercise of a share appreciation right,
                  the Option or part thereof to which such share appreciation right is related shall be deemed to have been exer cised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

                           (d) With respect to share appreciation rights granted
                  in connection with an Option that is intended to be an "incentive stock option," the following shall apply:

                                    (i) No share appreciation right shall be
                           transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

                                    (ii) Share appreciation rights granted in
                           connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option exercise price at which Shares can be acquired pursuant to the Option.

                                   ARTICLE 6.

                                 RELOAD OPTIONS

                  6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any Participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such Participant to purchase for cash or Shares (held for at least six months or such other period to avoid accounting charges against the Company's earnings) a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. Except as otherwise determined by the Committee, a Reload Option will vest and become exercisable six months after the exercise of an Underlying Option or Reload Option whereby the Participant delivers to the Company Shares held by the Optionee for at least six months in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Under lying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  6.2. Reload Option Amendment. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

                  6.3. Reload Option Price. The option exercise price per Share deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the corresponding Underlying Option is exercised.

                  6.4. Term and Exercise. Except as otherwise determined by the Committee, each Reload Option vests and is fully exercisable six months after its grant (i.e., six months after the corresponding Underlying Option is exercised). The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

                  6.5. Termination of Employment. No additional Reload Options shall be granted to an Optionee when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

                  6.6. Applicability of Other Sections. Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.


                                   ARTICLE 7.

                              SHARE PURCHASE AWARDS

                  7.1. Grant of Share Purchase Award. The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set forth in this Article 7.

                  7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Share Purchase Award.

                           (b) Interest on Purchase Loan. A Purchase Loan shall
be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

                           (c) Forgiveness of Purchase Loan. Subject to Section
7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

                  7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). Unless otherwise determined by the Committee, the Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined by the Committee.

                           (b) Release and Delivery of Share Certificates During
the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

                           (c) Release and Delivery of Share Certificates Upon
Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

                           (d) Recourse Purchase Loans. Notwithstanding Sections
7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

                  7.4. Termination of Employment. (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

                           (b) Termination of Employment. Subject to Section
7.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

                  7.5. Restrictions on Transfer. No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                   ARTICLE 8.

                                  SHARE AWARDS

                  8.1. Restricted Share Awards. (a) A grant of Shares made pursuant to Sections 8.1 and 8.2 is referred to as a "Restricted Share Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                           (b) Issuance of Restricted Shares. As soon as
practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

                           (c) Shareholder Rights. Beginning on the date of
grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), unless the Restricted Share Agreement provides otherwise, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

                           (d) Restriction on Transferability. None of the
Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                           (e) Delivery of Shares Upon Release of Restrictions.
Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

                  8.2. Terms of Restricted Shares. (a) Forfeiture of Restricted Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee (or Director, consultant or advisor, as the case may be) until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award and the Committee has the discretion to modify the terms and conditions of a Restricted Share Award as long as the rights of the Participant are not impaired.

                           (b) Waiver of Forfeiture Period. Notwithstanding
anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion and subject to the limitations imposed under Code Section 162(m) and the Treasury Regulations thereunder in the case of a Restricted Share Award intended to comply with the performance-based compensation exception under Code
Section 162(m), waive the forfeiture period and any other conditions set forth at grant in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) as determined by the Committee in its sole discretion and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                  8.3. Other Share-Based Awards. The Committee is authorized to grant other Share- based awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to any restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or any parent, subsidiary or affiliate of the Company, share appreciation rights (in tandem with Options), stock equivalent units, and Awards valued by reference to book value of Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of Shares to be awarded pursuant to or referenced by such Awards, and all other conditions of the Awards. Grants of other Share-based awards may be subject to such conditions, restrictions and contingencies as the Committee may determine which may include, but are not limited to, continuous service with the Company or any parent, subsidiary or affiliate of the Company and/or the achievement of performance goals.

                  8.4. Objective Performance Goals, Formulae or Standards. If the grant of Restricted Shares or other Share-based awards or the lapse of restrictions or vesting of Restricted Shares or other Share-based awards is based on the attainment of performance goals, the Committee shall establish the performance goals and the applicable vesting percentage of the Restricted Share Award or other Share-based award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Share Award or other Share-based award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto. Other performance goals may be used to the extent such goals satisfy Section 162(m) of the Code or the Award is not intended to satisfy the requirements of Section 162(m) of the Code.

                  8.5. Annual Limitation on Grants of Shares. Subject to adjustments pursuant to the provisions of Section 9.9 hereof, the maximum number of Shares subject to specified performance goals intended to satisfy the requirements of Section 162(m) of the Code and in accordance with Section 8.4 hereof that may be granted as Restricted Shares to any employee or subject to any other Share-based awards to any employee during any fiscal year of the Company shall be 4,500,000 Shares.

                                   ARTICLE 9.

                         GENERALLY APPLICABLE PROVISIONS

                  9.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall be set by the Committee and shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive stock option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment.

                  9.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, unless otherwise required by any applicable provision of the Code the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the Nasdaq Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over- the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, the method for determining Fair Market Value shall be determined in good faith by the Committee in its sole discretion. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

                  9.3. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee, as provided in Sections 9.4, 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at their Fair Market Value, as deter mined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), or (iv) if Shares are traded on a national securities exchange, the NASDAQ or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in a form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall, subject to Section 10.4 herein, effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

                  9.4. Non-Transferability. Except as otherwise specifically provided herein, no Award shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Options shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to transfer any Award, except as specifically provided herein, shall be void, and no such Award shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Award (other than (x) an Option that is intended to be an incentive stock option, (y) a share appreciation right covered by Section 5.2(d)(i) and (z) a Restricted Share Award) that is otherwise not transferable pursuant to this Section 9.4 is transferable to a Family Member (defined below) in whole or in part and in such circumstances, and under such conditions as specified by the Committee. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Award agreement. "Family Member" means, solely to the extent provided for in Securities

Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister- in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

                  9.5. Termination of Employment. Unless the Committee otherwise determines, in the event of the termination of employment with the Company or any parent, subsidiary or affiliate of the Company of an Optionee who is an employee or the termination or separation from service with the Company or any parent, subsidiary or affiliate of the Company of an advisor, consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee (or its Permitted Assignee) under this Plan and not previously exercised or expired, to the extent vested on the date of such termination or separation, shall be exercisable as of such termination for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to
Section 3.1(b)(ii) or 9.1 above.

                  9.6. Death. In the event an Optionee dies while employed by the Company or any parent, subsidiary or affiliate of the Company or while serving as a Director, advisor or consultant of the Company or any parent, subsidiary of the Company, as the case may be, any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or
9.1 above.

                  9.7. Disability. In the event of the termination of employment with the Company or any parent, subsidiary or affiliate of the Company of an Optionee or separation from service with the Company or any parent, subsidiary or affiliate of the Company of an Optionee who is a Director, advisor or consultant of the Company or any parent, subsidiary or affiliate of the Company due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option that has not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

                  9.8. Terms of Grant. Notwithstanding anything in Section 9.5,
9.6 or 9.7 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Agreement given to the Optionee and the Committee has the discretion to modify the terms and conditions of an Option after grant as long as no rights of the Participant are impaired, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or
9.1 above.

                  9.9. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each, a "Reorganization"), the Committee may cause any Award outstanding as of the effective date of the Reorganization to be canceled in consideration of a cash payment made to or an alternate Award (whether from the Company or another entity that is a party to the Reorganization), or a combination thereof, the holder of such canceled Award substantially equivalent in value to the fair market value of such canceled Award. The determination of fair market value shall be made by the Committee in its sole discretion.

                  9.10. Amendment and Modification of the Plan. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including without limitation Sections 162(m) and 422 of the Code, or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company's share holders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section
9.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

                  9.11. Validity of Awards. The validity of any Award or grant of Options made pursuant to this Plan shall remain in full force and effect and shall not be affected by the compliance or noncompliance with Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

                                   ARTICLE 10.

                                  MISCELLANEOUS

                  10.1. Tax Withholding. The Company or any parent, subsidiary or affiliate of the Company shall have the right to make all payments or distributions made pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company or any parent, subsidiary or affiliate of the Company shall have the right to withhold from wages or other payments otherwise payable to such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or any parent, subsidiary or affiliate of the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay required withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Plan, having an aggregate Fair Market Value equal to the required withholding taxes.

                  10.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director, consultant, advisor or other individual the right to continue in the employment or service of the Company or any parent, subsidiary or affiliate of the Company or affect any right that the Company or any parent, subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such employee, Director, consultant, advisor or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Award in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any parent, subsidiary or affiliate of the Company to the Optionee or Participant.

                  10.3. Unfunded Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company or any parent, subsidiary or affiliate of the Company and any Optionee, Participant or other person. To the extent any Optionee or Participant holds any rights by virtue of any grant or award made under the Plan, such rights shall constitute general unsecured liabilities of the Company or any parent, subsidiary or affiliate of the Company and shall not confer upon any participant any right, title, or interest in any assets of the Company or any parent, subsidiary or affiliate of the Company.

                  10.4. Legend. All certificates for Shares delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed or any national securities association system upon whose system the Shares are then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  10.5. Listing and Other Conditions. (a) As long as the Shares are listed on a national securities exchange or system sponsored by a national securities association, the issue of any Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to deliver such Shares unless and until such Shares are so listed; provided, however, that any delay in the delivery of such Shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such Shares shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of
the opinion that any sale or delivery of Shares pursuant to any Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Shares or Award, and the right to any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                           (c) Upon termination of any period of suspension
under this Section 10.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                           (d) A Participant shall be required to supply the
Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

                  10.6. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee and Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may permit an Optionee to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable Shares covered thereby and with respect to such number of unvested Shares as the Committee shall determine. In addition, the Committee may provide that any forfeiture provision or Company repurchase option applicable to any Restricted Share Award shall lapse as to such number of Shares as the Committee shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Restricted Share Award has not been waived by the Committee, the related Restricted Share Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

                  10.7. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

                  10.8. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any mas culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

                  10.9. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time after the effective date of the Plan and on or prior to [December 4, 2010 / August 21, 2011], on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have otherwise expired.

                  10.10. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company and any parent, subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any parent, subsidiary or affiliate of the Company, except as may be determined by the Committee or by the Directors or directors of the applicable parent, subsidiary or affiliate of the Company.

                  10.11. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

                  10.12. Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company and the Participants.

                  10.13. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.


                                   ARTICLE 11

                                 PUBLIC OFFERING

                  11.1. General. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, including the Company's initial public offering, the Committee may, in its discretion, determine that a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their Shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this Article 11 shall in all events terminate two years after the effective date of the Company's initial public offering. Holders of Shares issued pursuant to an Award granted under the Plan shall be subject to the provisions of this Article 11 only if the officers and directors of the Company are also subject to similar arrangements.

                  11.2. Subsequent Changes. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of Shares or other change affecting the Company's outstanding common stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Article 11, to the same extent the purchased shares are at such time covered by such provisions.

                  11.3. Stop-Transfer. In order to enforce the limitations of this Article 11, the Company may impose stop-transfer instructions with respect to the purchased Shares until the end of the applicable period.

                                    EXHIBIT A

                              PERFORMANCE CRITERIA

                  Subject to the last sentence of Section 8.4 of the Plan, performance goals established for purposes of conditioning the grant of an Award of Restricted Shares or other Share-based awards based on performance or the vesting of performance-based Awards of Restricted Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Shares and (x) the growth in the value of an investment in the Company's Shares assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

         In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or affiliate, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other real estate investment trusts. To the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:
(i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.